As filed with the Securities and Exchange Commission on June 2, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2015

DoubleLine Income Solutions Fund

NYSE: DSL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2015	3

Chairman’s Letter	March 31, 2015

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the six-month period ended March 31, 2015. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

May 1, 2015

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	March 31, 2015

•	Emerging Markets (EM) Debt

Over the six-month period ended March 31, 2015, U.S. dollar (USD) denominated EM fixed income sovereign and corporate indices, as represented by the J.P. Morgan EMBI Global Diversified Index and the J.P. Morgan Corporate EMBI Broad Diversified Index, respectively, posted low single-digit returns. Despite credit spreads widening over the period, accrued interest and a positive duration contribution helped USD-denominated EM indices post a small positive return. 10-year and 7-year UST yields fell over 50 basis points (bps) over the period, in part benefiting from Europe announcing their own Quantitative Easing (QE) program and a growing yield differential between the U.S. and Europe. Oil and geopolitical noise dominated EM headlines. Oil exporting countries, such as Ecuador and Venezuela, posted steep losses as the declining terms of trade lowered growth expectations and oil-related revenues to the government. Ukraine bond prices fell over 50% as the ongoing fighting in the Eastern provinces has led to a sharp recession and debt sustainability concerns. EM local currency debt saw sharp declines as EM currencies broadly fell against the USD. The Russian Ruble tumbled over 30% and the Brazil Real sank over 23% versus the USD.

•	Agency Mortgage-Backed Securities (Agency MBS)

For the six-month period ended March 31, 2015, the Barclays U.S. MBS Index returned 2.86%; the Index’s duration shortened to 3.54 years. The U.S. Treasury (UST) curve flattened with longer term rates declining more than shorter term rates. 10-year UST yields declined by 57 bps, while 2-year yields declined by only 1 bp. As a result, 30-year mortgage collateral outperformed 15-year collateral during this time due to longer-term rates declining the most during the trailing six-month period. Current coupon spreads slightly widened from September month-end figures and though there was widening against 10-year UST yields for the month of January, spreads have tightened back to the range that we’ve seen for most of the last two quarters of the reporting period. Total gross Agency MBS issuance averaged about $95 billion monthly for the period, in line with increasing aggregate prepayment speeds across all three agencies (Fannie Mae, Freddie Mac, and Ginnie Mae).

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

Non-Agency MBS performance has been stable during the six-month period ended March 31, 2015, with pricing and underlying fundamentals displaying little change over the period. Mortgage rates declined during the reporting period, from 4.12% in early October to 3.80% at the end of March. Despite the decline in rates, prepayments only increased slightly on legacy non-Agency MBS. Liquidation rates, severities and the pace of loan modifications remained range bound with only a few pockets of volatility. On a technical basis, non-Agency MBS continued to be well bid while supply has been showing up more unevenly. Large bid lists continue to be a factor in determining monthly trading volume, but the frequency of these lists has subsided coming into the new year.

•	U.S. High Yield

For the six-month period ended March 31, 2015, the Citi High-Yield Cash-Pay Capped Index returned 0.98%. Longer-maturity bonds outperformed shorter ones, with those maturing in 10 years or more returning 4.37% while the 1-7 year category returned just 0.25%. Credit quality was also a significant differentiator, with higher BB-rated issues returning 2.85%. The lower CCC-rated issues returned -3.23%. Notable outperformers by industry were Cellular Towers (+7.40%), Food Processors/Beverage/Bottling (+7.22%) and Retail-Food & Drug (+6.92%). The underperforming sectors over the period were all commodity or energy related. Underperformance was led by Oil Equipment (-14.03%), Secondary Oil & Gas Producers (-12.53%) and Metals/Mining (-7.51%).

•	Bank Loans

For the six-month period ended March 31, 2015, the S&P/LSTA Leveraged Loan Index managed to return 1.61% after a bumpy fourth quarter. A look at performance by facility rating shows that BB loans were the outperformer, returning 2.74%. Notable outperformers by industry for the six-month period were Food and Drug Retailers (+3.78%), Cable and Satellite TV (+3.68%), and Cosmetics – Toiletries (+3.60%). The underperformers for the period were heavily concentrated around the commodities and energy sectors. The underperformers were Oil and Gas (-12.01%), Nonferrous Metals – Minerals (-6.82%) and Utilities (-4.75%).

Semi-Annual Report	March 31, 2015	5

Financial Markets Highlights (Cont.)	March 31, 2015

•	Collateralized Loan Obligations (CLOs)

For the six-month period ended March 31, 2015, issuance continued to print new deals at record pace. The fourth quarter of 2014 issued a total of $30.7 billion. Total issuance for 2014 shattered the previous record for issuance with a total of $124.10 billion issued. After a record breaking year, January 2015 was off to a sluggish start with the CLO market working towards solutions for the new risk retention requirements. Despite the slow start, issuance for the quarter ended with $29.79 billion across 55 deals. Spreads for AAAs tightened by 10 bps over the period coming in from wides of 2014 at 165 to 155 discount margin.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the six-month period ended March 31, 2015, new issue CMBS spreads were mixed stemming from uneven economic data including both fear and later contagion of European deflation, changes to Federal Reserve interest-rate forecasts and subsequent 10-year UST yield swings from a high of 2.43% to a low of 1.64%, ending the period at 1.92%. The Barclays U.S. CMBS Index returned 3.24%, underperforming the broader aggregate by 19 bps. Secondary market trading activity slowed given the uneven but relatively mild price movements as investors turned to holding for yield rather than looking to capture small price swings. For the period, 10-year AAA last cash flows (LCFs) remained unchanged at 85 bps over swaps, while the BBBs traded at 345bp, a 4bp widening. Total first quarter private label CMBS issuance finished the quarter at $24.7 billion, 15% higher than fourth quarter 2014 and 30% higher than first quarter 2014 equating to the second highest quarterly issuance since the end of the financial crisis, trailing only $26.3 billion in the third quarter 2014. The 2015 new issue calendar is on-pace to exceed that of 2014. $45 billion of deals was brought to market over the six-month period ended March 31, 2015, a $4 billion increase over the same period in 2014. Delinquency rates declined across four of the five major property types over the six-month reporting period, with industrial representing the lone outlier. The overall U.S. CMBS delinquency rate ended the first quarter at 5.58%, a 45bp improvement.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	March 31, 2015

DoubleLine Income Solutions Fund’s portfolio outperformed (based on net asset value) and underperformed (based on market price) the Barclays Global Aggregate Bond Index’s return of -2.94% for the six-month period ended March 31, 2015. With the decline in UST interest rates, longer duration assets generally outperformed shorter duration assets. Mortgage-related sectors, such as residential MBS and CMBS, led the outperformance and contributed strong price gains due to their relatively longer durations as well as high interest income. CLOs also added robust returns to the Fund as the sector experienced strong demand despite record new issuance last calendar year. Conversely, EM detracted from returns as the Fund’s exposure to Latin American credits dampened performance earlier over the first half of the period on both the corporate and dollar-denominated sovereign fronts. The Fund continued to employ leverage and had a levered duration of 6.3 years at the end of the reporting period.

Period 9-30-14 through 3-31-15	6-Months (Not Annualized)
Market Price Return	-3.79%
Net Asset Value (NAV) Return	-1.40%
Barclays Global Aggregate Bond Index	-2.94%

For additional performance information, please refer to the “DoubleLine Income Solutions Fund’s Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2015 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html or by calling the Fund’s shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. The Fund may use leverage or change its leverage without notice which may cause an increase or decrease in the value of the portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used.

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

Semi-Annual Report	March 31, 2015	7

Management’s Discussion of Fund Performance (Cont.)	March 31, 2015

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Barclays Global Aggregate Bond Index—This index is an unmanaged index that measures the global investment grade fixed-rate debt markets and is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-income mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Basis Point—is equal to 1/100th of 1%, or 0.01%, and is used to denote the percentage change in a financial instrument.

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Discount Margin—The return earned in addition to the index underlying the floating rate security.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—A uniquely-weighted version of the EMBI Global. This index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI)—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

8	DoubleLine Income Solutions Fund

DoubleLine Income Solutions Fund Standardized Performance Summary	(Unaudited) March 31, 2015

Period Ended 3-31-2015	6-Months	1-Year	Since Inception Annualized (4-26-13)
Total Return based on NAV	-1.40%	3.30%	3.30%
Total Return based on Market Price	-3.79%	2.25%	-3.64%
Barclays Global Aggregate Bond Index	-2.94%	-3.66%	-1.37%

Performance data quoted represents past performance; past performance does not guarantee future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains and the effects of compounding. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than the original bond cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses.

Semi-Annual Report	March 31, 2015	9

Schedule of Investments DoubleLine Income Solutions Fund	(Unaudited) March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 14.7%

	Albertson’s Holdings LLC,
$7,810,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	5.50%	#	08/25/2021	7,886,069

	Alfred Fueling Systems, Inc.,
2,850,000	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	06/20/2022	2,793,000
2,828,625	Guaranteed Senior Secured 1st Lien Term Loan	4.75%	#	06/18/2021	2,831,284

	Alinta Energy Finance Pty Ltd.,
552,223	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	6.38%	#&	08/13/2018	553,397
8,325,217	Senior Secured 1st Lien Term Loan, Tranche B	6.38%	#	08/13/2019	8,342,908

	Allflex Holdings, Inc.,
8,000,000	Guaranteed Secured 2nd Lien Term Loan	8.00%	#	07/19/2021	8,030,000

	American Renal Holdings, Inc.,
5,998,778	Secured 2nd Lien Delayed-Draw Term Loan	8.50%	#	02/20/2020	5,972,533

	American Tire Distributors, Inc.,
5,945,728	Guaranteed Senior Secured 1st Lien Term Loan	7.00%	#	06/01/2018	5,960,592
2,124,767	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	09/01/2021	2,136,719

	Applied Systems, Inc.,
6,050,000	Secured 2nd Lien Term Loan, Tranche B	7.50%	#	01/24/2022	6,051,876

	BMC Software Finance, Inc.,
6,914,416	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	6,779,377

	Candy Intermediate Holdings, Inc.,
11,613,937	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	11,555,867

	Capital Automotive LP,
8,000,000	Guaranteed Secured 2nd Lien Term Loan	6.00%	#	04/30/2020	8,160,000

	Chief Exploration & Development LLC,
6,000,000	Secured 2nd Lien Term Loan	7.50%	#	05/12/2021	5,592,000

	Coyote Logistics LLC,
2,900,000	Senior Secured 1st Lien Term Loan, Tranche B	6.25%	#	03/26/2022	2,921,750

	CSM Bakery Supplies LLC,
2,900,000	Secured 2nd Lien Term Loan	8.75%	#	07/02/2021	2,689,750

	DI Purchaser, Inc.,
3,710,700	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	12/15/2021	3,733,910

	Douglas Dynamics LLC,
1,446,375	Guarnateed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	12/31/2021	1,455,415

	Dynacast International LLC,
1,940,000	Secured 2nd Lien Term Loan	9.50%	#	01/30/2023	1,964,250

	Emerald Expositions Holdings, Inc.,
5,459,964	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	5,494,089

	EnergySolutions LLC,
6,063,857	Senior Secured 1st Lien Term Loan, Tranche B	6.75%	#	05/29/2020	6,097,966

	Filtration Group, Inc.
6,000,000	Senior Secured 2nd Lien Term Loan, Tranche B	8.25%	#	11/19/2021	6,037,500

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Four Seasons Holdings, Inc.,
$5,944,444	Guaranteed Secured 2nd Lien Term Loan	6.25%	#	12/28/2020	5,996,458

	Fram Group Holdings, Inc.,
3,000,000	Guaranteed Senior Secured Term Loan	6.50%	#	07/28/2017	3,000,000

	Freescale Semiconductor, Inc.,
5,969,697	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	5.00%	#	01/15/2021	6,007,425

	Healogics, Inc.,
5,700,000	Secured 2nd Lien Term Loan	9.00%	#	07/01/2022	5,524,241

	Ikaria, Inc.,
5,950,000	Secured 2nd Lien Term Loan, Tranche B	8.75%	#	02/14/2022	6,034,282

	Jazz Acquisition, Inc.,
4,750,000	Secured 2nd Lien Term Loan	7.75%	#	06/17/2022	4,649,063

	KIK Custom Products, Inc.,
5,855,468	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	04/29/2019	5,861,324

	Lattice Semiconductor Corporation,
3,870,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/10/2021	3,884,513

	Mauser Holding GmbH,
5,850,000	Guaranteed Secured 2nd Lien Term Loan	8.25%	#	07/29/2022	5,730,075

	Mitchell International, Inc.,
6,000,000	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	5,966,250

	National Financial Partners Corporation,
2,960,973	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/01/2020	2,959,123

	National Vision, Inc.,
3,770,000	Secured 2nd Lien Term Loan	6.75%	#	03/11/2022	3,685,175

	North American Lifting,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	11/27/2020	5,820,000

	NVA Holdings, Inc.,
3,880,000	Secured 2nd Lien Term Loan	8.00%	#	08/12/2022	3,894,550

	P2 Upstream Acquisition Company,
3,095,000	Guaranteed Secured 2nd Lien Term Loan	9.00%	#	04/30/2021	2,862,875
1,975,000	Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	10/30/2020	1,926,859

	Packaging Coordinators, Inc.,
2,910,000	Secured 2nd Lien Term Loan	9.00%	#	08/01/2022	2,837,250
2,124,325	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	07/30/2021	2,109,720

	Performance Food Group, Inc.,
7,850,126	Guaranteed Senior Secured 2nd Lien Term Loan	6.25%	#	11/14/2019	7,876,267

	PGX Holdings, Inc.,
5,618,875	Senior Secured 1st Lien Term Loan	6.25%	#	09/29/2020	5,668,040

	PharMEDium Healthcare Corporation,
6,000,000	Secured 2nd Lien Term Loan	7.75%	#	01/28/2022	6,003,750

	Polyconcept Finance BV,
5,278,464	Senior Secured 1st Lien Term Loan, Tranche A1	6.00%	#	06/28/2019	5,265,268

	Rack Merger Sub, Inc.,
4,500,000	Guaranteed Secured 2nd Lien Term Loan, Tranche B	8.25%	#	09/30/2022	4,509,360

	RCS Capital Corporation,
5,848,101	Guaranteed Senior Secured 2nd Lien Term Loan	6.50%	#	04/29/2019	5,826,171

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Riverbed Technology, Inc.,
$4,650,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	02/25/2022	4,701,150

	Royal Adhesives & Sealants LLC,
5,800,000	Secured 2nd Lien Term Loan	9.75%	#	01/31/2019	5,855,593

	Sabre Industries, Inc.,
2,685,000	Guarnateed Senior Secured 1st Lien Term Loan	5.75%	#	02/25/2022	2,697,083

	Scientific Games International, Inc.,
7,980,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	8,009,366

	Sedgwick, Inc.,
7,580,000	Guaranteed Senior Secured 2nd Lien Term Loan	6.75%	#	02/28/2022	7,409,450

	Solenis International LP,
5,850,000	Guaranteed Secured 2nd Lien Term Loan	7.75%	#	07/29/2022	5,689,154

	SourceHOV LLC,
4,770,000	Senior Secured 1st Lien Term Loan, Tranche B	7.75%	#	10/31/2019	4,662,675

	Surgery Center Holdings, Inc.
2,910,000	Secured 2nd Lien Term Loan	8.50%	#	11/03/2021	2,883,315
2,044,875	Senior Secured 1st Lien Term Loan	5.25%	#	11/03/2020	2,055,110

	TCH-2 Holdings LLC,
7,515,747	Senior Secured 1st Lien Term Loan	5.50%	#	05/12/2021	7,506,352

	TPF II Power LLC,
4,738,125	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/01/2021	4,803,274

	Transtar Holding Company,
2,910,496	Secured 2nd Lien Term Loan	10.00%	#	10/09/2019	2,859,562
2,860,000	Senior Secured 1st Lien Term Loan	5.75%	#	10/09/2018	2,820,675

	Travelport Finance Luxembourg S.A.R.L.,
6,773,025	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	6,846,174

	TWCC Holding Corporation,
4,850,000	Secured 2nd Lien Term Loan	7.00%	#	06/26/2020	4,310,437

	U.S. Renal Care, Inc.,
6,190,000	Guaranteed Secured 2nd Lien Term Loan, Tranche B1	8.50%	#	01/03/2020	6,259,638

	Veresen Midstream LP,
8,000,000	Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	03/31/2022	8,016,000

	Wand Intermediate LP,
2,895,450	Senior Secured 1st Lien Term Loan	4.75%	#	09/17/2021	2,918,976
2,910,000	Senior Secured 2nd Lien Term Loan	8.25%	#	09/19/2022	2,924,550

	WNA Holdings, Inc.,
6,000,000	Secured 2nd Lien Term Loan	8.50%	#	12/07/2020	5,940,000

	Total Bank Loans (Cost $326,314,674)				326,106,825

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 8.3%

	Adams Mill Ltd.,
$2,000,000	Series 2014-1A-D2	4.53%	#^	07/15/2026	1,971,714
6,000,000	Series 2014-1A-E2	6.52%	#^	07/15/2026	5,741,369

	Apidos Ltd.,
2,750,000	Series 2012-11A-D	4.51%	#^	01/17/2023	2,753,375
3,000,000	Series 2012-9A-D	5.25%	#^	07/15/2023	3,000,689
1,000,000	Series 2014-18A-E	6.26%	#^	07/22/2026	870,277

	ARES Ltd.,
3,602,857	Series 2007-12A-E	6.01%	#^	11/25/2020	3,611,828
3,500,000	Series 2012-3A-E	6.00%	#^	01/17/2024	3,409,166
1,650,000	Series 2014-1A-D	5.06%	#^	04/17/2026	1,480,397

	Avalon Capital Ltd.,
3,000,000	Series 2012-1AR-ER	5.86%	#^	04/17/2023	2,981,176

	Birchwood Park Ltd.,
500,000	Series 2014-1A-E2	6.65%	#^	07/15/2026	500,915

	BlueMountain Ltd.,
740,000	Series 2012-1A-E	5.76%	#^	07/20/2023	728,465
2,250,000	Series 2012-2A-D	4.36%	#^	11/20/2024	2,254,782
7,000,000	Series 2012-2A-E	5.36%	#^	11/20/2024	6,737,281

	Brookside Mill Ltd.,
4,500,000	Series 2013-1A-D	3.32%	#^	04/17/2025	4,158,306

	Canyon Capital Ltd.,
6,500,000	Series 2012-1A-D	4.58%	#^	01/15/2024	6,494,634

	Carlyle Global Market Strategies Ltd.,
3,000,000	Series 2012-1A-D	4.41%	#^	04/20/2022	3,022,414
3,000,000	Series 2014-3A-C2	4.46%	#^	07/27/2026	3,022,391
4,500,000	Series 2014-3A-D2	6.51%	#^	07/27/2026	4,478,475

	Cent Ltd.,
3,000,000	Series 2013-17A-D	6.25%	#^	01/30/2025	2,966,090
3,450,000	Series 2013-18A-D	3.71%	#^	07/23/2025	3,346,378
8,500,000	Series 2013-18A-E	4.86%	#^	07/23/2025	7,720,940

	Central Park Ltd.,
6,250,000	Series 2011-1A-F	5.56%	#^	07/23/2022	5,908,644

	Dryden Senior Loan Fund,
9,750,000	Series 2012-24A-F	6.76%	#^	11/15/2023	9,159,481
1,500,000	Series 2012-25A-E	5.78%	#^	01/15/2025	1,449,764

	Flatiron Ltd.,
2,000,000	Series 2012-1X-D	5.76%	#	10/25/2024	1,936,179

	Galaxy Ltd.,
1,985,000	Series 2012-14A-D	4.66%	#^	11/15/2024	1,990,440
2,750,000	Series 2012-14X-E	5.66%	#	11/15/2024	2,668,211
3,000,000	Series 2014-18A-D2	4.58%	#^	10/15/2026	3,011,672
5,000,000	Series 2014-18A-E2	6.58%	#^	10/15/2026	4,959,165

	Halcyon Loan Advisors Funding Ltd.,
2,000,000	Series 2012-1A-D	5.76%	#^	08/15/2023	1,834,618
1,000,000	Series 2014-2A-C	3.73%	#^	04/28/2025	894,815
1,000,000	Series 2014-2A-D	5.26%	#^	04/28/2025	875,000
1,000,000	Series 2014-2A-E	5.98%	#^	04/28/2025	842,603

	LCM LP,
3,500,000	Series 14A-E	4.93%	#^	07/15/2025	3,167,387
3,500,000	Series 14A-F	5.40%	#^	07/15/2025	2,916,023

	Madison Park Funding Ltd.,
2,500,000	Series 2014-13X-E	5.26%	#	01/19/2025	2,307,365

	Magnetite Ltd.,
7,000,000	Series 2012-6A-E	6.02%	#^	09/15/2023	6,903,875
9,500,000	Series 2012-7A-D	5.53%	#^	01/15/2025	9,059,418

	Marea Ltd.,
9,500,000	Series 2012-1A-E	6.38%	#^	10/16/2023	9,356,827

	North End Ltd.,
5,250,000	Series 2013-1A-D	3.76%	#^	07/17/2025	4,972,135

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.61%	#^	07/17/2025	1,873,124
9,500,000	Series 2013-1A-E	4.76%	#^	07/17/2025	8,291,022
2,000,000	Series 2014-1A-D	6.85%	#^	11/14/2026	1,995,901

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2015	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Venture Ltd.,
$1,000,000	Series 2012-10A-D	4.48%	#^	07/20/2022	1,002,471
3,000,000	Series 2012-12A-E	5.56%	#^	02/28/2024	2,790,847
4,000,000	Series 2013-14A-D	4.01%	#^	08/28/2025	3,903,962

	WhiteHorse Ltd.,
7,000,000	Series 2012-1A-B1L	4.50%	#^	02/03/2025	6,842,672
1,250,000	Series 2012-1A-B2L	5.50%	#^	02/03/2025	1,128,624
1,600,000	Series 2012-1A-B3L	6.75%	#^	02/03/2025	1,392,771
3,250,000	Series 2013-1A-B1L	3.87%	#^	11/24/2025	3,080,567

	Wind River Ltd.,
2,500,000	Series 2013-2A-D	3.88%	#^	01/18/2026	2,391,008
2,500,000	Series 2013-2A-E	5.03%	#^	01/18/2026	2,226,851

	Total Collateralized Loan Obligations (Cost $186,063,192)				182,384,504

FOREIGN CORPORATE BONDS 67.5%
26,900,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	26,025,750
24,000,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	25,080,000
19,000,000	AES El Salvador Trust	6.75%		03/28/2023	17,005,000
8,000,000	AES El Salvador Trust	6.75%	^	03/28/2023	7,160,000
24,850,000	Ajecorp B.V.	6.50%		05/14/2022	15,034,250
6,352,941	Ardagh Packaging Finance	7.00%	^	11/15/2020	6,392,647
8,400,000	Ardagh Packaging Finance	6.00%	^	06/30/2021	8,274,000
13,000,000	Avianca Holdings S.A.	8.38%		05/10/2020	13,065,000
27,000,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	27,135,000
3,000,000	Axtel S.A.B. de C.V.	9.00%	#	01/31/2020	2,692,500
1,310,000	Banco Continental SAECA	8.88%		10/15/2017	1,364,038
12,265,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	12,392,679
15,700,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	15,863,437
40,000,000	Banco do Brasil S.A.	9.25%	#†	04/15/2023	35,704,000
6,350,000	Banco do Brasil S.A.	9.00%	#†^	06/18/2024	5,504,370
2,350,000	Banco Regional SAECA	8.13%	^	01/24/2019	2,499,930
3,460,000	Banco Regional SAECA	8.13%		01/24/2019	3,680,748
10,000,000	Bantrab Senior Trust	9.00%	^	11/14/2020	10,525,000
22,700,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	22,983,750
7,000,000	Braskem America Finance Company	7.13%		07/22/2041	6,272,700
8,700,000	Braskem Finance Ltd.	7.38%	†	10/04/2015	8,047,500
5,000,000	Braskem Finance Ltd.	6.45%		02/03/2024	4,837,500
5,231,000	C10 Capital Ltd.	6.72%	#†	12/31/2016	5,147,304
7,320,000	C5 Capital Ltd.	4.55%	#†	12/29/2049	6,368,400
9,400,000	Camposol S.A.	9.88%	^	02/02/2017	9,306,000
6,100,000	Camposol S.A.	9.88%		02/02/2017	6,039,000
2,800,000	Cementos Progreso Trust	7.13%		11/06/2023	2,989,000
9,772,000	Cencosud S.A.	6.63%	^	02/12/2045	9,295,605
2,826,000	Central American Bottling Corporation	6.75%	^	02/09/2022	2,984,962
2,000,000	CFG Investment SAC	9.75%		07/30/2019	1,789,000
22,000,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	18,260,000
32,000,000	Colombia Telecomunicaciones S.A.	8.50%	#†^	03/31/2050	32,246,400
9,700,000	Columbus International, Inc.	7.38%		03/30/2021	10,233,500
2,300,000	Columbus International, Inc.	7.38%	^	03/30/2021	2,426,500
30,400,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	30,134,000
28,000,000	CorpGroup Banking S.A.	6.75%		03/15/2023	27,871,816
16,560,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	14,870,880
1,586,941	Corporacion Durango S.A.B. de C.V.	10.00%	#	08/27/2016	1,587,734
17,995,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	18,039,988
13,948,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	13,893,603

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$15,000,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	15,405,000
13,300,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	13,659,100
38,600,000	Digicel Ltd.	8.25%		09/30/2020	38,850,900
5,000,000	Digicel Ltd.	7.13%		04/01/2022	4,586,000
5,000,000	Digicel Ltd.	7.13%	^	04/01/2022	4,586,000
6,100,000	Ecopetrol S.A.	7.38%		09/18/2043	6,656,625
15,000,000	Ecopetrol S.A.	5.88%		05/28/2045	14,137,500
14,000,000	Eurasia Capital S.A.	9.38%	#	04/24/2020	11,457,740
24,298,000	Evraz Group S.A.	9.50%		04/24/2018	24,944,813
4,000,000	Evraz Group S.A.	6.50%		04/22/2020	3,552,000
10,000,000	Evraz, Inc. N.A.	7.50%	^	11/15/2019	9,725,000
15,782,000	Far East Capital Ltd. S.A.	8.75%	^	05/02/2020	6,588,985
5,000,000	Far East Capital Ltd. S.A.	8.75%		05/02/2020	2,087,500
7,800,000	Financiera Independencia S.A.B. de .C.V.	7.50%	^	06/03/2019	7,741,500
5,915,000	Financiera Independencia S.A.B. de C.V	7.50%		06/03/2019	5,870,638
8,400,000	Freeport-McMoRan Copper & Gold, Inc.	5.40%		11/14/2034	7,702,976
25,400,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	22,814,305
32,498,000	Gazprombank OJSC	7.88%	#†	04/25/2018	24,227,259
1,500,000	Gazprombank OJSC	7.50%	#	12/28/2023	1,250,625
10,235,000	GeoPark Latin America Ltd.	7.50%		02/11/2020	7,983,300
9,765,000	GeoPark Latin America Ltd.	7.50%	^	02/11/2020	7,616,700
9,772,000	GFL Environmental, Inc.	7.88%	^	04/01/2020	9,894,150
6,000,000	Gol Finance	8.75%	†	07/05/2049	4,092,000
6,000,000	Gol LuxCo S.A.	8.88%		01/24/2022	4,365,000
13,000,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	9,457,500
19,707,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	21,303,267
29,700,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	30,962,250
10,000,000	Grupo Famsa S.A.B. de C.V.	7.25%	^	06/01/2020	9,198,000
14,700,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	15,122,625
6,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	6,481,125
14,150,000	Grupo Papelero Scribe, S.A.	8.88%		04/07/2020	13,566,313
21,000,000	Grupo Posadas S.A.B de C.V	7.88%		11/30/2017	20,685,000
24,500,000	GTL Trade Finance, Inc.	7.25%		04/16/2044	22,662,500
5,565,000	Industrial Senior Trust	5.50%		11/01/2022	5,410,850
22,140,000	Inkia Energy Ltd.	8.38%		04/04/2021	23,080,950
7,902,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	8,237,835
11,800,000	Instituto Costarricense de Electricidad	6.38%		05/15/2043	9,985,750
15,000,000	Instituto Costarricense de Electricidad	6.38%	^	05/15/2043	12,693,750
10,000,000	Intelsat S.A.	7.75%		06/01/2021	9,262,500
9,200,000	JBS Investments GmbH	7.25%	^	04/03/2024	9,464,500
10,800,000	LBC Tank Terminals Holding B.V.	6.88%	^	05/15/2023	11,097,000
8,525,000	Lundin Mining Corporation	7.50%	^	11/01/2020	8,929,937
2,500,000	Lundin Mining Corporation	7.88%	^	11/01/2022	2,612,500
23,000,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	18,055,000
24,000,000	Marfrig Holdings B.V.	8.38%		05/09/2018	22,800,000
10,000,000	Marfrig Overseas Ltd.	9.50%		05/04/2020	9,550,000
17,500,000	Minerva Luxembourg S.A.	8.75%	#†^	04/03/2019	16,712,500
13,168,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	12,575,440
990,000	Minerva Luxembourg S.A.	12.25%		02/10/2022	1,103,850
14,970,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	14,782,875
15,000,000	Nitrogenmuvek Zrt	7.88%	^	05/21/2020	14,470,500
25,000,000	Nomos Bank	10.00%		04/26/2019	22,040,000
29,000,000	OAS Financial Ltd.	8.88%	#†^Ω	04/25/2018	4,422,500
4,784,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2049	729,560
5,000,000	Odebrecht Finance Ltd.	7.50%	†	09/14/2015	4,175,000
28,000,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	23,415,000
1,500,000	Pacific Rubiales Energy Corporation	7.25%	^	12/12/2021	1,004,550
10,500,000	Pacific Rubiales Energy Corporation	7.25%		12/12/2021	7,031,850
14,200,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	8,342,500
19,800,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	11,695,860
5,200,000	Pacific Rubiales Energy Corporation	5.63%		01/19/2025	3,071,640
15,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	11,887,500

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$5,000,000	Petrobras Global Finance B.V.	6.75%		01/27/2041	4,449,800
10,000,000	Reliance Intermediate Holdings LP	6.50%	^	04/01/2023	10,262,500
550,000	Rio Oil Finance Trust	6.25%		07/06/2024	502,710
20,000,000	RSHB Capital S.A.	8.50%	^	10/16/2023	16,500,000
4,000,000	RSHB Capital S.A.	8.50%		10/16/2023	3,300,000
6,000,000	Sappi Papier Holding GmbH	7.50%		06/15/2032	5,850,000
286,000	Sappi Papier Holding GmbH	7.50%	^	06/15/2032	278,850
15,545,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	15,933,625
12,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	12,573,600
8,000,000	Southern Copper Corporation	6.75%		04/16/2040	8,608,800
13,803,000	Teine Energy Ltd.	6.88%	^	09/30/2022	12,629,745
20,000,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	20,550,000
21,000,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	22,443,750
23,000,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	21,484,300
12,000,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	11,209,200
26,000,000	Vedanta Resources PLC	8.25%		06/07/2021	23,708,750
16,600,000	Vedanta Resources PLC	7.13%	^	05/31/2023	13,778,000
12,000,000	VimpelCom Holdings B.V.	7.50%		03/01/2022	11,445,000
21,500,000	VimpelCom Holdings B.V.	5.95%		02/13/2023	18,705,000
40,700,000	VTB Capital S.A.	9.50%	#†	12/06/2022	32,560,000
17,000,000	VTR Finance B.V.	6.88%		01/15/2024	17,680,000

	Total Foreign Corporate Bonds (Cost $1,655,318,124)				1,493,353,014

MUNICIPAL BONDS 1.7%
45,000,000	Commonwealth of Puerto Rico	8.00%		07/01/2035	37,012,500

	Total Municipal Bonds (Cost $37,937,977)				37,012,500

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 13.4%

	Banc of America Commercial Mortgage Trust,
4,500,000	Series 2007-4-AJ	6.01%	#	02/10/2051	4,757,116

	Bear Stearns Commercial Mortgage Securities, Inc.,
19,948,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	20,644,804

	Citigroup Commercial Mortgage Trust,
10,000,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	9,237,005
99,929,335	Series 2015-GC27-XA	1.45%	# I/O	02/10/2048	10,635,379
11,261,320	Series 2007-C2-AJFX	5.57%	#	04/15/2047	11,536,485

	Commercial Mortgage Pass-Through Certificates,
6,397,000	Series 2014-CR21-C	4.42%	#	12/10/2047	6,693,610
8,850,000	Series 2014-KYO-F	3.68%	#^	06/11/2027	8,838,699
3,438,112	Series 2014-UBS4-E	3.75%	^	08/10/2047	2,506,727
3,929,315	Series 2014-UBS4-F	3.75%	^	08/10/2047	2,520,656
7,367,549	Series 2014-UBS4-G	3.75%	^¥	08/10/2047	2,182,268
14,000	Series 2014-UBS4-V	0.00%	#^¥	08/10/2047	–

	Credit Suisse Mortgage Capital Certificates,
4,500,000	Series 2008-C1-AJ	5.97%	#^	02/15/2041	4,744,413

	GS Mortgage Securities Corporation,
8,450,000	Series 2006-GG8-AJ	5.62%		11/10/2039	8,651,934
17,730,000	Series 2014-GC20-E	4.53%	#^	04/10/2047	14,674,061
65,010,362	Series 2014-GC20-XD	1.35%	#^ I/O	04/10/2047	5,146,552
5,400,000	Series 2014-GC26-C	4.66%	#	11/10/2047	5,689,416

	JP Morgan Chase Commercial Mortgage Securities Corporation,
4,100,000	Series 2003-C1-F	5.83%	#^	01/12/2037	4,122,980
5,656,894	Series 2013-JWMZ-M	6.18%	#^	04/15/2018	5,685,933
3,990,000	Series 2014-FL6-FMS1	3.47%	#^	11/15/2031	4,010,018
3,649,000	Series 2014-FL6-FMS2	4.13%	#^	11/15/2031	3,668,455

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JPMBB Commercial Mortgage Securities Trust,
$14,113,175	Series 2014-C19-E	4.00%	#^	04/15/2047	11,267,959
7,840,900	Series 2014-C19-F	3.75%	#^	04/15/2047	4,666,120
25,090,332	Series 2014-C19-NR	3.75%	#^¥	04/15/2047	8,264,755
6,216,000	Series 2014-C26-C	4.43%	#	01/15/2048	6,516,537
81,565,612	Series 2014-C26-XA	1.19%	# I/O	01/15/2048	6,165,667
12,020,000	Series 2015-C27-E	2.81%	#^	02/15/2048	7,960,503
24,531,000	Series 2015-C27-XE	1.54%	#^ I/O	02/15/2048	2,936,263

	LB-UBS Commercial Mortgage Trust,
4,308,000	Series 2006-C6-C	5.48%	#	09/15/2039	4,330,557
23,490,000	Series 2007-C1-AJ	5.48%		02/15/2040	24,541,330

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
14,068,000	Series 2006-1-B	5.57%	#	02/12/2039	13,632,384

	Morgan Stanley Bank of America Merrill Lynch Trust,
4,250,000	Series 2014-C15-D	4.90%	#^	04/15/2047	4,230,361
8,000,000	Series 2014-C19-C	4.00%		12/15/2047	7,987,316

	Morgan Stanley Capital, Inc.,
11,815,000	Series 2007-IQ13-AJ	5.44%		03/15/2044	12,031,102

	Wachovia Bank Commercial Mortgage Trust,
5,078,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	5,205,011
30,305,000	Series 2007-C33-AJ	5.96%	#	02/15/2051	32,013,823
3,937,000	Series 2007-C33-B	5.96%	#	02/15/2051	4,031,395

	Wells Fargo Commercial Mortgage Trust,
6,220,000	Series 2015-C26-D	3.59%	^	02/15/2048	5,376,425

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $287,128,688)				297,104,019

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 4.8%

	PFCA Home Equity Investment Trust,
18,879,922	Series 2002-IFC2-A	4.24%	#^	10/22/2033	17,310,023
41,588,200	Series 2003-IFC3-A	4.57%	#^	08/22/2034	40,481,729
46,187,021	Series 2003-IFC4-A	4.34%	#^	10/22/2034	44,024,461

	Wachovia Mortgage Loan Trust,
5,161,186	Series 2007-A-4A1	6.06%	#	03/20/2037	4,785,390

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $106,399,905)				106,601,603

US CORPORATE BONDS 24.5%
15,000,000	Affinia Group, Inc.	7.75%		05/01/2021	15,600,000
15,000,000	Alere, Inc.	6.50%		06/15/2020	15,600,000
8,000,000	American Eagle Energy Corporation	11.00%	^Ω	09/01/2019	2,800,000
12,413,000	American Tire Distributors, Inc.	10.25%	^	03/01/2022	12,971,585
12,698,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	13,190,047
13,065,000	BMC Software Finance, Inc.	8.13%	^	07/15/2021	12,019,800
475,000	Cloud Peak Energy Resources LLC	6.38%		03/15/2024	413,250
3,750,000	Coveris Holdings S.A.	7.88%	^	11/01/2019	3,843,750
2,925,000	Crestwood Midstream Finance Coproation	6.25%	^	04/01/2023	2,961,562
15,000,000	Crimson Merger Sub, Inc.	6.63%	^	05/15/2022	13,331,250
10,000,000	CrownRock LP	7.13%	^	04/15/2021	10,012,500
7,040,000	Energy Gulf Coast, Inc.	11.00%	^	03/15/2020	6,714,400
1,130,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	412,450
2,250,000	Energy Gulf Coast, Inc.	6.88%	^	03/15/2024	787,500
11,710,000	Energy Partners Ltd.	8.25%		02/15/2018	8,723,950
15,025,000	Expo Event Transco, Inc.	9.00%	^	06/15/2021	15,438,187
14,987,000	Gates Global LLC	6.00%	^	07/15/2022	14,218,916
9,875,000	Gray Television, Inc.	7.50%		10/01/2020	10,442,813
8,682,000	HD Supply, Inc.	7.50%		07/15/2020	9,333,150
16,635,000	Hexion Finance Corporation	6.63%		04/15/2020	15,304,200
15,000,000	Hillman Group, Inc.	6.38%	^	07/15/2022	15,075,000
9,900,000	Infor, Inc.	6.50%	^	05/15/2022	10,172,250
10,500,000	Iron Mountain, Inc.	5.75%		08/15/2024	10,670,625

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2015	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$15,510,000	KB Home	7.63%		05/15/2023	15,975,300
2,435,000	Kindred Escrow Corporation	8.00%	^	01/15/2020	2,625,234
16,075,000	Legacy Reserves LP	6.63%		12/01/2021	12,779,625
15,350,000	Memorial Production Partners LP	7.63%		05/01/2021	14,045,250
7,084,000	Midas Intermediate Holdco LLC	7.88%	^	10/01/2022	6,995,450
3,900,000	Multi-Color Corporation	6.13%	^	12/01/2022	4,065,750
9,600,000	Navient Corporation	5.88%		10/25/2024	9,000,000
9,000,000	Neiman Marcus Group Ltd.	8.00%	^	10/15/2021	9,585,000
13,000,000	Onex York Acquisition Corporation	8.50%	^	10/01/2022	12,333,750
11,915,000	Pantry, Inc.	8.38%		08/01/2020	13,553,313
9,750,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	9,969,375
11,000,000	Post Holdings, Inc.	6.00%	^	12/15/2022	10,656,250
15,000,000	Regal Entertainment Group	5.75%		02/01/2025	15,075,000
12,000,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	12,900,000
11,300,000	Sanchez Energy Corporation	7.75%		06/15/2021	10,961,000
9,800,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	10,069,500
15,500,000	Select Medical Corporation	6.38%		06/01/2021	15,412,813
12,731,000	Seminole Hard Rock Entertainment, Inc.	5.88%	^	05/15/2021	12,842,396
15,000,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	14,981,250
900,000	SLM Corporation	7.25%		01/25/2022	951,750
14,787,000	Southern Graphics, Inc.	8.38%	^	10/15/2020	15,045,773
15,000,000	SUPERVALU, Inc.	6.75%		06/01/2021	15,525,000
15,325,000	TransDigm, Inc.	6.50%		07/15/2024	15,478,250
14,935,000	Triangle USA Petroleum Corporation	6.75%	^	07/15/2022	12,134,688
11,000,000	Ultra Petroleum Corporation	6.13%	^	10/01/2024	9,487,500
2,000,000	VRX Escrow Corporation	6.13%	^	04/15/2025	2,077,500
10,000,000	WCI Communities, Inc.	6.88%		08/15/2021	10,300,000
9,325,000	WMG Acquisition Corporation	6.75%	^	04/15/2022	8,882,063
17,750,000	Woodside Homes Company LLC	6.75%	^	12/15/2021	17,084,375

	Total US Corporate Bonds (Cost $557,413,315)				540,830,340

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 11.1%

	Federal Home Loan Mortgage Corporation,
21,951,390	Series 3631-SJ	6.06%	# I/F I/O	02/15/2040	4,170,468
36,533,427	Series 3770-SP	6.32%	# I/F I/O	11/15/2040	4,591,612
55,750,001	Series 3980-SX	6.32%	# I/F I/O	01/15/2042	11,855,851
11,418,271	Series 4203-US	5.73%	# I/F	05/15/2033	10,817,653
19,277,366	Series 4212-NS	5.18%	# I/F	06/15/2043	17,929,058
10,110,590	Series 4236-SC	11.54%	# I/F	08/15/2043	11,257,227

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$10,636,850	Series 2006-83-SH	6.39%	# I/F I/O	09/25/2036	2,292,980
19,329,723	Series 2007-22-S	6.58%	# I/F I/O	03/25/2037	3,911,640
43,699,649	Series 2010-123-SK	5.88%	# I/F I/O	11/25/2040	8,747,381
4,147,342	Series 2012-140-SC	7.57%	# I/F	12/25/2042	4,246,202
55,473,343	Series 2012-52-PS	6.41%	# I/F I/O	05/25/2042	11,705,874
9,687,250	Series 2013-111-US	11.27%	# I/F	11/25/2043	10,099,307
26,185,069	Series 2013-55-US	5.74%	# I/F	06/25/2043	24,344,036
54,609,723	Series 2013-58-KS	5.66%	# I/F	06/25/2043	48,974,655
27,574,580	Series 2013-58-SC	5.74%	# I/F	06/25/2043	25,248,223
41,482,938	Series 2013-64-SH	5.74%	# I/F	06/25/2043	39,652,815
4,830,793	Series 2013-82-SB	11.27%	# I/F	08/25/2043	5,341,062

	Total US Government / Agency Mortgage Backed Obligations (Cost $244,528,222)				245,186,044

SHORT TERM INVESTMENTS 1.1%
8,381,658	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		8,381,658
8,009,001	Fidelity Institutional Government Portfolio	0.01%	♦		8,009,001
8,754,314	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		8,754,314

	Total Short Term Investments (Cost $25,144,973)				25,144,973

	Total Investments 147.1% (Cost $3,426,249,070)‡				3,253,723,822
	Liabilities in Excess of Other Assets (47.1)%				(1,041,890,766)

	NET ASSETS 100.0%				$2,211,833,056

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	67.5%
US Corporate Bonds	24.5%
Bank Loans	14.7%
Non-Agency Commercial Mortgage Backed Obligations	13.4%
US Government/Agency Mortgage Backed Obligations	11.1%
Collateralized Loan Obligations	8.3%
Non-Agency Residential Collateralized Mortgage Obligations	4.8%
Municipal Bonds	1.7%
Short Term Investments	1.1%
Other Assets and Liabilities	(47.1)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2015.

&	Unfunded or partially unfunded loan commitment

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $1,107,687,221 or 50.1% of net assets.

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

¥	Illiquid security. At March 31, 2015, the value of these securities amount to $10,447,023 or 0.5% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of March 31, 2015

‡	All securities have been segregated for the benefit of the counterparty as collateral for line of credit.

~	Represents less than 0.05% of net assets

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2015

COUNTRY BREAKDOWN as a % of Net Assets:
United States	77.8%
Brazil	13.5%
Mexico	11.0%
Russia	8.1%
Peru	6.6%
Colombia	5.6%
Dominican Republic	3.6%
Canada	3.2%
Chile	3.2%
Jamaica	2.2%
India	2.2%
Indonesia	1.4%
Paraguay	1.3%
El Salvador	1.1%
Costa Rica	1.0%
Luxembourg	1.0%
Guatemala	1.0%
Ireland	0.7%
Hungary	0.6%
Barbados	0.6%
Belgium	0.5%
Australia	0.4%
South Africa	0.3%
Netherlands	0.2%
Other Assets and Liabilities	(47.1)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	13.4%
US Government/Agency Mortgage Backed Obligations	11.1%
Oil & Gas	10.6%
Building and Development	9.2%
Banking	9.2%
Collateralized Loan Obligations	8.3%
Telecommunications	7.8%
Consumer Products	6.7%
Mining	5.8%
Utilities	5.4%
Non-Agency Residential Collateralized Mortgage Obligations	4.8%
Finance	4.7%
Chemicals/Plastics	4.4%
Retailers (other than Food/Drug)	4.3%
Transportation	4.3%
Healthcare	3.6%
Automotive	3.3%
Media	3.1%
Hotels/Motels/Inns and Casinos	2.6%
Containers and Glass Products	2.3%
Business Equipment and Services	2.3%
Electronics/Electric	2.1%
Municipal Bonds	1.7%
Construction	1.5%
Food/Drug Retailers	1.5%
Leisure	1.3%
Industrial Equipment	1.2%
Insurance	1.2%
Beverage and Tobacco	1.2%
Short Term Investments	1.1%
Food Products	1.1%
Technology	1.0%
Real Estate	1.0%
Pulp & Paper	1.0%
Financial Intermediaries	0.9%
Environmental Control	0.7%
Industrial	0.7%
Pharmaceuticals	0.4%
Cosmetics/Toiletries	0.3%
Energy	0.0%	~
Other Assets and Liabilities	(47.1)%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2015	15

Statement of Assets and Liabilities	(Unaudited) March 31, 2015

ASSETS
Investments in Securities, at Value*	$3,228,578,849
Short Term Investments	25,144,973
Interest and Dividends Receivable	54,454,346
Receivable for Investments Sold	15,221,112
Total Assets	3,323,399,280

LIABILITIES
Loan Payable	1,050,000,000
Payable for Investments Purchased	56,226,940
Investment Advisory Fees Payable	2,716,083
Administration, Fund Accounting and Custodian Fees Payable	1,472,385
Payable to Broker	1,066,854
Accrued Expenses	76,723
Transfer Agent Expenses Payable	7,239
Total Liabilities	1,111,566,224
Commitments and Contingencies (See Note 2)
Net Assets	$2,211,833,056

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,013
Additional Paid-in Capital	2,414,474,814
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(8,339,806)
Accumulated Net Realized Gain (Loss) on Investments	(21,777,717)
Net Unrealized Appreciation (Depreciation) on Investments	(172,525,248)
Net Assets	$2,211,833,056

*Identified Cost:
Investments in Securities	$3,401,104,097
Short Term Investments	$25,144,973

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,349,841
Net Asset Value per Share	$21.82

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2015

INVESTMENT INCOME
Income:
Interest	$114,119,783
Total Investment Income	114,119,783
Expenses:
Investment Advisory Fees	16,293,834
Interest Expense	5,776,239
Administration, Fund Accounting and Custodian Fees	2,612,266
Professional Fees	275,004
Shareholder Reporting Expenses	82,542
Trustees’ Fees and Expenses	76,382
Insurance Expenses	48,595
Registration Fees	48,527
Miscellaneous Expenses	23,382
Transfer Agent Expenses	5,207
Total Expenses	25,241,978

Net Investment Income (Loss)	88,877,805

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	(13,933,358)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(110,073,609)
Net Realized and Unrealized Gain (Loss) on Investments	(124,006,967)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(35,129,162)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2015	17

Statements of Changes in Net Assets	March 31, 2015

	Period Ended March 31, 2015 (Unaudited)	For the Year Ended September 30, 2014
OPERATIONS
Net Investment Income (Loss)	$88,877,805	$180,065,693
Net Realized Gain (Loss) on Investments	(13,933,358)	13,845,469
Net Change in Unrealized Appreciation (Depreciation) on Investments	(110,073,609)	83,152,473
Net Increase (Decrease) in Net Assets Resulting from Operations	(35,129,162)	277,063,635

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(101,653,891)	(182,429,715)

Total Distributions to Shareholders	(101,653,891)	(182,429,715)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	—

Total Increase (Decrease) in Net Assets	$(136,783,053)	$94,633,920

NET ASSETS
Beginning of Period	$2,348,616,109	$2,253,982,189
End of Period	$2,211,833,056	$2,348,616,109

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(8,339,806)	$4,436,280

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2015

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(35,129,162)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(997,224,857)
Proceeds from Disposition of Long Term Investments	940,259,219
Net (Purchases of) Proceeds from Disposition of Short Term Investments	19,989,598
Net Amortization (Accretion) of Premiums/Discounts	1,221,503
Net Realized (Gain) Loss on Investments	13,933,358
Net Change in Unrealized (Appreciation) Depreciation on Investments	110,073,609
(Increase) Decrease in:
Receivable for Investments Sold	21,371,761
Receivable for Interest and Dividends	(2,469,087)
Prepaid Expenses and Other Assets	72,001
Increase (Decrease) in:
Payable for Investments Purchased	(10,135,434)
Payable to Advisor	(71,162)
Payable to Broker	(115,670)
Accrued Expenses and Other Liabilities	(234,460)
Administration, Fund Accounting and Custodian Fees Payable	132,859
Transfer Agent Expenses Payable	(20,185)
Net Cash Provided By (Used In) Operating Activities	61,653,891

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in Borrowings	40,000,000
Cash Dividends Paid to Common Stockholders	(101,653,891)
Net Cash Provided By (Used In) Financing Activities	(61,653,891)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Cash paid for interest on loan outstanding	$5,776,239

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2015	19

Financial Highlights	March 31, 2015

	Period Ended March 31, 2015 (Unaudited)		Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Net Asset Value, Beginning of Period	$23.17		$22.24	$23.83 [2]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	0.88		1.78	0.56
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.23)		0.95	(1.55)
Total from Investment Operations	(0.35)		2.73	(0.99)

Less Distributions:
Distributions from Net Investment Income	(1.00)		(1.80)	(0.59)
Return of Capital	—		—	(0.01)
Total Distributions	(1.00)		(1.80)	(0.60)
Net Asset Value, End of Period	$21.82		$23.17	$22.24
Market Price, End of Period	$19.85		$21.65	$21.95
Total Return on Net Asset Value [4]	(1.40%	)[7]	12.66%	(4.16)%[7]
Total Return on Market Price[5]	(3.79%	)[7]	7.21%	(9.73)%[7]

Supplemental Data:
Net Assets, End of Period (000’s)	$2,211,833		$2,348,616	$2,253,982
Ratios to Average Net Assets:
Expenses, including interest expense	2.26%	[6]	2.17%	1.74% [6]
Expenses, excluding interest expense	1.74%	[6]	1.71%	1.47% [6]
Net Investment Income (Loss)	7.96%	[6]	7.71%	5.71% [6]
Portfolio Turnover Rate	29%	[7]	55%	5% [7]

[1]	The Fund commenced operations on April 26, 2013.
[2]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[6]	Annualized.
[7]	Not Annualized.

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2015

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and classified as a non-diversified management investment company. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Quotations from dealers and trading systems

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2015, the Fund did not hold any investments in private investment funds.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. As of March 31, 2015, the Fund had no outstanding reverse repurchase agreements.

Semi-Annual Report	March 31, 2015	21

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2015

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20151:

Category
Investments in Securities
Level 1
Money Market Funds	$25,144,973
Total Level 1	25,144,973
Level 2
Foreign Corporate Bonds	1,493,353,014
US Corporate Bonds	540,830,340
Bank Loans	326,106,825
Non-Agency Commercial Mortgage Backed Obligations	286,656,996
US Government / Agency Mortgage Backed Obligations	245,186,044
Collateralized Loan Obligations	182,384,504
Non-Agency Residential Collateralized Mortgage Obligations	106,601,603
Municipal Bonds	37,012,500
Total Level 2	3,218,131,826
Level 3
Non-Agency Commercial Mortgage Backed Obligations	10,447,023
Total Level 3	10,447,023
Total	$3,253,723,822

See	the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Level 1, 2 and 3 during the period ended March 31, 2015.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

22	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2015

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the NYSE is closed for trading or on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2015, these commitments had a market value of $410,751 and are disclosed in the accompanying Schedule of Investments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2015, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owns 4,879 shares of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2015, purchases and sales of investments, excluding short term investments, were $997,224,857 and $940,259,219, respectively. There were no transactions in long-term U.S. Government securities (defined as U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2015	Year Ended September 30, 2014
Distributions Paid From:
Ordinary Income	$101,653,891	$182,429,715
Total Distributions Paid	$101,653,891	$182,429,715

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2014.

Semi-Annual Report	March 31, 2015	23

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2015

The cost basis of investments for federal income tax purposes as of March 31, 2015 was as follows:

Tax cost of investments	$3,427,216,361
Gross tax unrealized appreciation	45,683,716
Gross tax unrealized depreciation	(219,176,255)
Net tax unrealized appreciation	$(173,492,539)

As of September 30, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Depreciation	$(63,418,930)
Undistributed Ordinary Income	6,877,668
Total Distributable Earnings	6,877,668
Other Accumulated Losses	(9,318,456)
Total Accumulated Losses	$(65,859,718)

As of September 30, 2014, the Fund had no available capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2014, the Fund deferred, on a tax basis, qualified late year losses of $7,844,131.

Additionally, US GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended September 30, 2014, the following table shows the reclassifications made:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
$6,800,302	$(7,366,121)	$565,819

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Reinvested Dividends	—	$—	—	$—
Beginning Shares	101,349,841	—	101,349,841	—
Ending Shares	101,349,841	—	101,349,841	—

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $76,382 from the Fund during the period ended March 31, 2015. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees’ Fees and Expenses in the Fund’s Statement of Operations includes $75,583 in current fees (either paid in cash or deferred) and an increase of $799 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

24	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2015

9.  Credit Facility

Prior to November 26, 2014, Bank of America Merrill Lynch (“BAML”) made available to the Fund a committed credit facility to add leverage to the Fund’s portfolio. Borrowings under this credit facility bore interest at the rate of one month USD LIBOR plus 1.00% during the reporting period. As of November 26, 2014, the Fund repaid all of the outstanding borrowings under the BAML credit facility and the BAML credit facility was terminated. Effective as of that same date, the Fund entered into a Revolving Credit and Security Agreement with HSBC Bank USA, National Association (“HSBC”) and The Bank of New York Mellon (“BNY”) (the “HSBC/BNY credit facility”). Under the HSBC/BNY credit facility, the Fund may borrow up to $1,050,000,000. Borrowings under the HSBC/BNY credit facility bear an interest rate that is based on LIBOR and the period of the borrowing plus an additional 0.80%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying a structuring fee equal to 0.10% of the credit available to the Fund under the HSBC/BNY credit facility and a commitment fee of up to 0.25% of the available credit that has not been borrowed by the Fund. The HSBC/BNY credit facility shall continue in effect for a period of 364 days and may be extended for successive periods not exceeding 364 days from the date of any such extension, provided that the Fund may terminate in whole or reduce in part the unused portion of the credit facility at any time upon 30 days’ prior written notice to HSBC, as the lending agent.

For the period ended March 31, 2015, the Fund’s activity under both credit facilities was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
$1,050,000,000	$1,030,329,826	$1,050,000,000	$5,770,822	$5,417

As of November 26, 2014, the Fund repaid all of the outstanding borrowings under the credit facility with Bank of America/Merrill Lynch and the Bank of America/Merrill Lynch credit facility was terminated. Effective as of that same date, the Fund entered into a Revolving Credit and Security Agreement with HSBC and The Bank of New York Mellon.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	issuer non-diversification risk: The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

•	collateralized debt obligations risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	convertible securities risk: The risks of investing in convertible bonds and securities include the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise. Such events may reduce the Fund’s distributable income and the value of the Fund’s shares.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

Semi-Annual Report	March 31, 2015	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2015

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.

•	loan risk: Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•	high yield risk (“junk bonds”): Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

26	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2015

11.  Recently Issued Accounting Pronouncements

In June 2014, the FASB issued ASU No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financials assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under US GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	March 31, 2015	27

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2015

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Equities Growth Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 26, 2015 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Equity Funds (“DEF”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT, DEF, and DBL, are the “Trusts”), including in respect of each of DFT’s and DEF’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser”) and DFT, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Multi-Asset Growth Fund, the DoubleLine Low Duration Bond Fund, the DoubleLine Floating Rate Fund, and DoubleLine Shiller Enhanced CAPE® (the “DFT Reviewed Funds”) for an additional one-year period, the Investment Management Agreement (the “DEF Advisory Agreement”) between DoubleLine Equity LP (“DoubleLine Equity” or an “Adviser”) and DEF, in respect of the DoubleLine Equities Growth Fund for an additional one-year period, the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period, and the Investment Management Agreement (the “DSL Advisory Agreement”) between DoubleLine Capital and DSL for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 26, 2015 meeting and at prior meetings. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Funds and the Independent Trustees.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight (“Strategic Insight”), an Asset International Company, that compared the Funds’ management fee rates, total expense ratios (Class I shares, where applicable), and performance records (Class I shares, where applicable) for the one-year and, where applicable, three-year periods ending December 31, 2014 against a group of each Fund’s peer funds. The Trustees noted in particular that the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Low Duration Bond Fund, the DoubleLine Floating Rate Fund and DoubleLine Shiller Enhanced CAPE® generally had experienced favorable relative investment results since their inception dates. The Trustees considered DoubleLine’s explanation that, although the DoubleLine Multi-Asset Growth Fund’s performance record was in the third and fourth quartiles of its peer funds over the one- and three-year periods ending December 31, 2014, DoubleLine believed that the relative underperformance was the result, in part, of DoubleLine’s focus on limiting downside risk in that Fund. In this regard, the Trustees noted DoubleLine’s assertion that the DoubleLine Multi-Asset Growth Fund’s portfolio had a greater allocation to fixed-income instruments as compared to that of a number of other funds included in the Fund’s peer group and that this contributed, in part, to the relative underperformance of the Fund versus its peer funds. The Trustees also considered information presented by DoubleLine showing that the DoubleLine Multi-Asset Growth Fund had outperformed its blended benchmark since inception and had done so with lower annualized volatility. The Trustees also noted that the Adviser had presented information regarding enhancements it had made in an attempt to improve the DoubleLine Multi-Asset Growth Fund’s performance. With respect to the DoubleLine Equities Growth Fund, the Trustees noted DoubleLine’s explanation of the contributors to that Fund’s relative underperformance over the one-year period ended December 31, 2014 could be partially attributed to cash held by the Fund during the initial ramp up of its investment portfolio. They also noted that although the Fund still had a relatively short operating history, it had performed in the first and second quartile of its peer funds over the three-month and six-month periods ending December 31, 2014, respectively.

The Trustees reviewed the Closed-End Funds’ performance records based on their net asset values. They noted that DBL had performed near the top of its peers shown in the Strategic Insight Report for the one-year period ended December 31, 2014. The Trustees noted that DSL had performed in the third quartile of its peer funds for the one-year period ending December 31, 2014, but that its net asset value performance had outperformed its benchmark

28	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2015

index for the period. They discussed DoubleLine’s explanation that the relative underperformance of the Fund was partially attributable to its investments in emerging market high yield corporate debt instruments, which had detracted from performance during the period.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources, including investment personnel, to support each Adviser’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered the advisory fees and total expense ratios borne by the Funds. In that regard, the Trustees noted that the Strategic Insight Reports showed the gross advisory and net management fees paid by the DoubleLine Total Return Bond Fund were below the median of its peers, and that the gross advisory and net management fees paid by the DoubleLine Core Fixed Income Fund were below or slightly below the median of its peers. The Trustees noted that the gross advisory and net management fees paid by the DoubleLine Multi-Asset Growth Fund and the DoubleLine Emerging Markets Fixed Income Fund were higher than the Funds’ respective expense group medians, but that their net operating expenses were near the median of their respective peer groups. The Trustees observed that the gross advisory and net management fees paid by each of the DoubleLine Low Duration Bond Fund and the DoubleLine Floating Rate Fund were each below its peer group median. The Trustees also noted that the gross advisory fee for DoubleLine Shiller Enhanced CAPE® was slightly above its peer group median, but that that Fund’s net total expense ratio was at the median of the Fund’s peer group. The Trustees noted that the net management fees for the DoubleLine Equities Growth Fund were the lowest of the peer funds included in the Strategic Insight Reports. The Trustees also noted that DoubleLine Equities Growth Fund’s gross advisory fees and net total expense ratio were above the median of its peer group, but that the Fund’s net total expense ratio was still lower than a number of the Fund’s peer funds. The Trustees also observed that the Adviser continues to waive a substantial amount of the fees associated with the DoubleLine Equities Growth Fund, which contributed to the low net management fee figures that were included in the Strategic Insight Reports.

The Trustees discussed the management fees and expense ratios of the Closed-End Funds as presented in the Strategic Insight Reports. They noted that DBL’s management fee and total net expense ratio were, respectively, higher than the median of DBL’s peer funds. The Trustees considered DoubleLine’s representation that DBL invests more heavily in mortgage- and other asset-backed securities compared to a number of the peers that were included in the peer group and the Trustees considered information DoubleLine presented regarding the additional complexity of managing those investments. The Trustees noted that DSL’s management fee was the highest in its peer group and that DSL’s net operating expense ratio (excluding investment related expenses) was among the highest of its peers. In this regard, the Trustees considered DoubleLine’s explanation that the Adviser had attempted to set its management fees at inception at rates that reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees also took into account that each Closed-End Fund employed leverage during the period ended December 31, 2014. The Trustees noted that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under those Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and other forms of leverage outstanding). In this regard, the Trustees took into account that the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and each of the Fund’s common shareholders, on the other. The Trustees considered information provided to them throughout the year by the Adviser as to why each Fund’s use of leverage continues to be appropriate and in the best interests of each Fund’s common shareholders.

The Trustees considered information relating to the fees charged by DoubleLine to clients other than the Funds, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where the Adviser employs investment strategies substantially similar to one or more of the Funds’ principal investment strategies. The Trustees took into account DoubleLine’s representation that certain large institutional separate accounts and funds sub-advised by DoubleLine are subject to fee schedules that differ from, including some that are lower than, the rates paid by the Funds. The Trustees considered that DoubleLine had also explained that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees also took into account DoubleLine’s representation that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the operational and compliance responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fees paid by each Fund to DoubleLine were generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date.

The Trustees reviewed financial information for DoubleLine, including information as to the Adviser’s profitability with respect to the Funds. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to the Adviser from managing the Funds. The Trustees noted other benefits received by DoubleLine and its affiliates as a result of

Semi-Annual Report	March 31, 2015	29

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2015

DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating the Adviser’s profitability, the Trustees considered that the Adviser presented profitability information that was reduced by certain distributions made to the Adviser’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees also considered the potential benefits that DoubleLine receives in respect of certain research received by DoubleLine due to the amounts of brokerage commissions paid by the DoubleLine funds and noted DoubleLine’s representation that those arrangements are only in place with respect to a small number of Funds and that their use is limited. The Trustees considered the profitability of the Advisers both before and after certain distribution and shareholder servicing payments made by the Advisers and they reviewed the Advisers’ profit margins both before and after such costs. The Trustees also took into account DoubleLine’s representation that it was continuing to invest in its business to maintain its ability to provide high quality services for the Funds. In so doing, the Board considered DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees discussed with DoubleLine whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees considered DoubleLine’s statement that it did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons. The Trustees noted DoubleLine’s approach to advisory fees which was to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. The Trustees noted DoubleLine’s assertion that that approach has facilitated the Funds’ asset raising efforts and allowed the Funds from their inception to compete with peer funds with larger asset bases. The Trustees considered DoubleLine’s representation that each of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Low Duration Bond Fund and the DoubleLine Floating Rate Fund already pay net management fees that are approximately at or below their peer medians. The Trustees noted DoubleLine’s view that, although DoubleLine’s profitability was higher in respect of certain Funds as compared to the other Funds based on the expense allocation methodology used, those Funds’ profitability was reasonable nonetheless. The Trustees also noted that DoubleLine’s rapid growth and significant changes to the regulatory environment required DoubleLine to re-invest significantly in its business. After considering the information provided, the Trustees concluded that the profitability of the Funds to DoubleLine did not appear excessive or such as to preclude renewal of the Advisory Agreements and that, for the reasons noted, it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time.

The Trustees noted that due to tax rules applicable to companies seeking to qualify as regulated investment companies, DoubleLine Multi-Asset Growth Fund made certain investments through a subsidiary organized as a Cayman islands exempted company (the “Subsidiary”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiary generally in the same manner as they had considered the advisory arrangements for DoubleLine Multi-Asset Growth Fund.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine was generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s other clients (where applicable) in light of the nature of the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of a Fund’s Advisory Agreement; and that, for the reasons noted by DoubleLine, and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

30	DoubleLine Income Solutions Fund

Federal Tax Information	(Unaudited) March 31, 2015

For the fiscal year ended September 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly) as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2014 was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2014 was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the Fund was as follows:

Qualified Interest Income	56.25%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Additional Information Regarding the Fund’s Investment Activities

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Semi-Annual Report	March 31, 2015	31

Information About Proxy Voting	(Unaudited) March 31, 2015

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12 month period ended June 30 is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 27, 2015 for shareholders of record as of the close of business on December 22, 2014 to re-elect Raymond B. Woolson and Ronald R. Redell, both Class II trustee nominees, for the Fund. The nominee Raymond B. Woolson was elected with 83,079,269 affirmative votes and 1,083,228 votes withheld. The nominee Ronald R. Redell was elected with 82,777,703 affirmative votes and 1,384,794 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari and John C. Salter.

32	DoubleLine Income Solutions Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2015

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

Semi-Annual Report	March 31, 2015	33

Privacy Notice	(Unaudited) March 31, 2015

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

34	DoubleLine Income Solutions Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Ste 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DSL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules
13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Income Solutions Fund

By (Signature and Title) Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 5/28/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 5/28/2015

By (Signature and Title) Susan Nichols
Susan Nichols, Treasurer and Principal Financial Accounting Officer

Date 5/28/2015

*	Print the name and title of each signing officer under his or her signature.

4